NEWS RELEASE Media Contact: Jeremy D. King Regions Bank Regions News Online: regions.doingmoretoday.com Regions Media Line: (205) 264-4551, media@regions.com Regions Financial Announces Upcoming Retirement of Dave Keenan and New Executive Leadership Appointments As Kate Danella of Regions succeeds Chief Administrative Officer Dave Keenan, John Jordan will be elevated to serve as head of Consumer Banking, and Chief People Officer Angela Santone will join the CEO’s leadership team. BIRMINGHAM, Ala. – Aug. 11, 2026 – Regions Financial Corp. on Tuesday announced Chief Administrative Officer Dave Keenan will retire at the end of 2026 following more than two decades of leadership at the company. Kate Danella, currently head of Consumer Banking, will succeed Keenan as Chief Administrative Officer. John Jordan will succeed Danella as head of Consumer Banking, while Chief People Officer Angela Santone will begin reporting directly to Regions Chairman, President, and CEO John Turner. This succession of leadership reflects Regions’ broader leadership development strategy, which has been guided and supported for years by Keenan as part of his focus on teamwork, workplace engagement, and effective business operations. Regions CEO John Turner Discusses Dave Keenan’s Legacy: “Dave’s leadership has strengthened every part of Regions Bank, and his commitment to developing future leaders positions us well for continued growth,” said John Turner, Chairman, President, and CEO of Regions Financial Corp. “His sound judgment and unwavering commitment to doing what is right made Regions a stronger company and a better place to work. The impacts of his service will continue, and in the coming months, we will celebrate his contributions while ensuring a seamless transition.” Dave Keenan Reflects on Over 20 Years at Regions Bank: “It’s never easy to step away from something you love, but the timing is right for me personally, and the bank has excellent talent ready to step up to their next level of leadership,” Keenan said. “Regions Bank has incredible teams guided by world-class leaders, and I know our commitment to customers and communities will only continue to grow stronger.” Dave Keenan Exhibit 99.1

Page 2 of 4 Among Keenan’s accomplishments at Regions Bank: • He has served as Chief Administrative Officer since 2020, overseeing multiple business units, ensuring collaboration, and championing a people-first method of achieving business goals and strengthening workplace operations. • Previously, he served for 10 years as head of Human Resources. His leadership was crucial to Regions’ consistent recognition by Gallup as an exceptional place to work. • Keenan joined Regions Bank’s predecessor, AmSouth, in 2003 and led the Field Human Resources Group. He quickly earned a reputation as a thoughtful, principled leader whose insights and talent for building, serving, and supporting successful teams made an impact across the company. What Kate Danella Will Lead as Chief Administrative Officer: Danella’s appointment reiterates Regions Bank’s focus on customer experience, innovation, strategic growth, and cross- functional collaboration. As Chief Administrative Officer, she will set the tone and vision for teams managing several vital functions, including: • Strategic Planning • Digital Banking • Core Platform Modernization and Transformation • Community and Market Engagement • Corporate Marketing and Communications • Customer Advocacy “In a crowded marketplace, Regions Bank stands out,” Danella said. “We’re operating in great markets where we have incredible longevity and a compelling value proposition. Through how we serve customers, how we’re involved in our communities, and how we introduce our brand to more people and businesses, Regions Bank will remain focused on maximizing opportunities for growth.” Kate Danella’s Experience and Leadership: Danella joined Regions Bank in 2015 and has held roles of increasing leadership throughout her tenure. • She originally served as Wealth Strategy and Effectiveness Executive and later led Regions Private Wealth Management. • Danella was elevated to Chief Strategy and Client Experience Officer, where she made a significant impact on how Regions Bank approaches strategic planning and serves customers with thoughtful, intuitive solutions. Kate Danella

Page 3 of 4 • In 2022, she was further elevated to lead Regions’ Consumer Banking group, which includes the company’s retail branch network, the Regions Mortgage division, and the bank’s Indirect Lending and Partnerships group. “Kate Danella is a natural fit to serve as Chief Administrative Officer with her broad scope of banking experience, a deep understanding of customers’ evolving needs, and a firm commitment to innovation as we build on our work to serve as the premier regional bank in the country,” John Turner stated. “Her leadership is guided by a spirit of continuous improvement, always fostering strong alignment among business groups and making investments that position Regions Bank to expand its reach and elevate its service.” Solid Consumer Banking Leadership: Kate Danella will be succeeded as head of Consumer Banking by John Jordan, a leader who prioritizes tailored service from bankers who help customers create a roadmap toward reaching their own, unique financial goals. Jordan came to Regions Bank in 2024 as head of Retail within the broader Consumer Banking organization. His tenure at Regions follows over 20 years at Bank of America, where he held senior roles across retail banking, strategy, client experience, and talent development. Among Jordan’s accomplishments at Regions, he has: • Accelerated branch-banking growth across the company’s 15-state retail footprint • Strengthened service and performance for small-business clients • Expanded career growth opportunities for retail banking associates while reducing turnover Regions Bank’s People-First Culture: Fostering a positive and productive workplace culture is always a top priority at Regions Bank, and as part of these leadership updates, Regions also announced Chief People Officer Angela Santone will be elevated to report directly to Chairman, President, and CEO John Turner. Santone joined Regions in 2025, bringing more than two decades of human resources experience from Turner Broadcasting System and AT&T. In coordination with John Turner and Dave Keenan, Santone’s leadership of Human Resources at Regions Bank has already made meaningful progress in: John Jordan

Page 4 of 4 • Refining the bank’s strategic work to recruit and retain the best talent • Coordinating with business groups to help optimize performance • Further elevating Regions’ focus on associate engagement Closing Comments – John Turner on Regions Bank’s Solid Leadership: “I could not be more proud to work with each of these leaders,” Turner said. “That’s a testament not only to their commitment but also to Dave Keenan’s legacy of building the best teams. John Jordan and Angela Santone are two of the most impactful additions we’ve made as an organization in recent years, and I am excited to work hand-in-hand with them, with Kate Danella, and our entire Executive Leadership Team as we build on our strong foundation.” As part of Regions’ consistent talent planning process, Danella, Jordan, and Santone will begin moving into their new roles immediately. Keenan will move into a leadership advisory role beginning Sept. 1, working closely with Danella, Jordan, Santone, and Turner while ensuring a smooth transition through the end of the year. About Regions Financial Corporation Regions Financial Corporation (NYSE:RF), with $161 billion in assets, is a member of the S&P 500 Index and is one of the nation’s largest full-service providers of consumer and commercial banking, wealth management, and mortgage products and services. Regions serves customers across the South, Midwest and Texas, and through its subsidiary, Regions Bank, operates more than 1,200 banking offices and more than 1,750 ATMs. Regions Bank is an Equal Housing Lender and Member FDIC. Additional information about Regions and its full line of products and services can be found at www.regions.com. ### Angela Santone John Turner